Exhibit 10.3

                         SUPPLEMENTAL PURCHASE AGREEMENT

      This Supplemental Purchase Agreement (this "Agreement"), dated ____________, 2006, between Millennium Biotechnologies Group, Inc., a Delaware corporation (the "Company") and the purchaser identified on the signature page hereto (the "Supplemental Purchaser").

      WHEREAS, the Company has entered into a Securities Purchase Agreement, dated as of August 15, 2006 (the "Purchase Agreement"), among the Company and the Purchasers identified therein, pursuant to which the Company has agreed to sell and the Purchasers have agreed to purchase units (the "Units"), each Unit consisting of (a) one share of the Company's new Series E Senior Convertible Preferred Stock, par value $1.00 (the "Series E Senior Preferred Stock"); (b) warrants (the "Warrants") to acquire 800 shares of the Company's Common Stock, par value $.001; and (c) additional investment rights (the "Additional Investment Rights") to acquire (i) one share of Series E Senior Preferred Stock and (ii) Warrants to acquire 800 shares of Common Stock. A copy of the Purchase Agreement, together with all Exhibits and Schedules thereto, is attached hereto as Exhibit A;

      WHEREAS, pursuant to Section 5.1(e) of the Purchase Agreement, as a condition to the Purchasers obligation to consummate the transactions contemplated in the Purchase Agreement, the Company is required to convert not less than $2,926,000 of its indebtedness into Units at a purchase price of $200.00 per Unit;

      WHEREAS, the Supplemental Purchaser is the holder of indebtedness of the Company, as described in Schedule 1 attached hereto (the "Subject
Indebtedness"), and desires to convert such Subject Indebtedness into the Units pursuant to Section 4.18 of the Purchase Agreement;

      All capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Supplemental Purchaser, agree as follows:

      1. Conversion of Subject Indebtedness.

            (a) On the Closing Date, the Company shall issue to the Supplemental Purchaser, and the Supplemental Purchaser shall convert all of the Subject Indebtedness (including, without limitation, all accrued and unpaid interest, if any, through the Closing Date) into, such number of whole Units equal to (i) the amount of the Subject Indebtedness, divided by (ii) $200.00.

            (b) The Company shall not be obligated to issue any fractional Units, and instead thereof, on the Closing Date, the Company shall pay in cash to the Supplemental Purchaser the amount of the Subject Indebtedness which is not converted into a whole Unit.

            (c) The Supplemental Purchaser hereby acknowledges that (i) the issuance of the Shares, the Warrants and the Additional Investment Rights in accordance with Section 1(a) hereof and (ii) the payment of remaining Subject Indebtedness in accordance with Section 1(b) hereof, shall constitute full satisfaction of the Subject Indebtedness, including, without limitation, any and all interest, penalty, charges and claims thereon. The Supplemental Purchaser further agrees to execute and deliver to the Company such documents as the Company may reasonably request to evidence the satisfaction in full of the Subject Indebtedness.

      2. Transactional Documents. Pursuant to Section 4.18 of the Purchase Agreement, by execution and delivery of this Agreement, the Supplemental Purchaser shall be deemed to be a party, as a Purchaser, to the Purchase Agreement and the Registration Rights Agreement, and as a Purchaser, shall be subject to, bound by and entitled to all the rights, obligations, terms and conditions thereunder.

      3. Representation and Warranties of Supplemental Purchaser. The Supplemental Purchaser hereby represents and warrants to the Company that it has reviewed the Purchase Agreement and each of the other Transactional Documents and that the representations and warranties of the Purchasers as set forth in
Section 3.2 of the Purchase Agreement are incorporated herein by reference as the representations and warranties of the Supplemental Purchaser.

      4. Miscellaneous.

            (a) This Agreement is governed by and construed in accordance with the internal laws of the State of New York (excluding its conflicts of laws principles).

            (b) The representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement.

            (c) This Agreement or any term hereof may not be amended or waived except with the written consent of the Company and the Supplemental Purchaser.

            (d) Unless otherwise specifically provided herein, all communications under this Agreement shall be given in the manner set forth in the Purchase Agreement (i) if to the Company, to the address set forth in the Purchase Agreement, or (ii) if to the Supplemental Purchaser, to the address set forth under the Supplemental Purchaser's name on the signature page attached hereto.

            (e) This Agreement may be executed in two (2) or more counterparts, and with counterpart signature pages, each of which shall be deemed an original, and all of such counterparts together constitute but one (1) and the same agreement. One (1) or more counterparts may be delivered by facsimile with the same force and effect as an original.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Supplemental Purchase Agreement as of the date first written above.

                                        The Company:

                                        MILLENNIUM BIOTECHNOLOGIES GROUP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        The Supplemental Purchaser:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Address for Notice:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Facsimile No.:
                                                      --------------------------
                                        Telephone No:
                                                      --------------------------
                                        E-Mail:
                                                      --------------------------
                                        Attn:
                                                      --------------------------

                                   Schedule 1

Name of Supplemental Purchaser:                                    _____________

Amount of the original Principal Amount of Subject Indebtedness:   _____________

Accrued interest, if any, as of the date hereof:                   _____________

Annual interest rate, if any:                                      _____________

Dated: ______________

Supplemental Purchaser:


By:
   ---------------------------------
Name:
Title:

                                    EXHIBIT A
                                       TO
                         SUPPLEMENTAL PURCHASE AGREEMENT

                         (Securities Purchase Agreement)